Discontinued Operations	12 Months Ended
Dec. 31, 2015
Discontinued Operations

NOTE 18

DISCONTINUED OPERATIONS

In July 2014, the company entered into an agreement with Pfizer, Inc. to sell its commercial vaccines business and committed to a plan to divest the remainder of its vaccines business, which included certain R&D programs. In December 2014, the company completed the divestiture of the commercial vaccines business and recorded an after-tax gain of $417 million. During 2015, the company recorded a net after-tax gain of $3 million as a result of purchase price adjustments.

In December 2014, the company entered into a separate agreement with Nanotherapeutics, Inc. for the sale of certain vaccines-related R&D programs. The company completed the divestiture in August 2015 and received cash proceeds of approximately $34 million and recorded an after-tax gain of $28 million.

As a result of the divestitures, the operations and cash flows of the vaccines business have been eliminated from the ongoing operations of the company.

Following is a summary of the operating results of the vaccines business, which have been reflected as discontinued operations for the years ended December 31, 2015, 2014 and 2013:

years ended December 31 (in millions)	2015	2014	2013
Net sales	$1	$301	$292
(Loss) income from discontinued operations before income taxes, excluding gain on sale	(4)	150	3
Gain on sale before income taxes	38	466	—
Income tax expense	(6)	(65)	(3)

Income from discontinued operations, net of taxes	$28	$551	$—